UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 27, 2023

(Date of Report)

COYNI, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

LOGICQUEST TECHNOLOGY, INC.

(FORMER NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-22711	76-0640970
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

3131 Camino Del Rio North, Suite 1400, San Diego, CA 92108

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

5 Independence Way, Suite 300, Princeton, NJ 08540

(FORMER ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(855) 201-1613
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 5 – Corporate Governance and Management

Item 5.03(a) - Amendment to Articles of Incorporation or Bylaws, Name Change

On June 23, 2023, following the written consent of the Board of Directors and written consent in lieu of meeting by the majority and controlling shareholder of Logicquest Technology, Inc. (Company”), the State of Nevada accepted the amendment of the Company’s Articles of Incorporation changing the name of the Company to “Coyni, Inc.”

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 3.1	Confirmation of Name Change dated June 23, 2023
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYNI, INC.

/s/ Ben Errez
By: Ben Errez
Its: Chief Executive Officer
Dated: June 27, 2023

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